UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 7, 2012

SONUS NETWORKS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34115	04-3387074
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

4 TECHNOLOGY PARK DRIVE, WESTFORD, MASSACHUSETTS 01886

(Address of Principal Executive Offices) (Zip Code)

(978) 614-8100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 7, 2012, Sonus Networks, Inc. (the “Company”) and Raymond P. Dolan executed a letter agreement (the “Amendment”) amending the terms and conditions of Mr. Dolan’s employment as set forth in the October 8, 2010 letter (as previously amended by the letter dated February 14, 2011, the “Agreement”).

Under the terms of the Amendment, Mr. Dolan has elected to accept shares of restricted stock (“Salary Shares”) in lieu of base salary through December 31, 2012.  The number of Salary Shares will equal the balance of Mr. Dolan’s base salary for the year ending December 31, 2012 divided by the closing price of the Company’s common stock, both as of the date of grant. The Salary Shares will vest on December 31, 2012.  If Mr. Dolan’s employment is terminated by Mr. Dolan with Good Reason (as defined in the Agreement) or by the Company without Cause (as defined in the Agreement) before December 31, 2012, a pro rata portion of the Salary Shares will vest on the date of such termination.  If Mr. Dolan’s terminates his employment without Good Reason or his employment is terminated by the Company for Cause before December 31, 2012, he will forfeit the Salary Shares.

Mr. Dolan also elected to receive his fiscal year 2012 Target Bonus (as defined in the Agreement), if any is earned, in the form of restricted shares (“Bonus Shares”).  The number of Bonus Shares will equal Mr. Dolan’s Target Bonus at the maximum level of achievement (150% of Mr. Dolan’s base salary), divided by the closing price of the Company’s common stock on the date of grant.  The Bonus Shares will vest as follows.  Following the end of fiscal year 2012, Mr. Dolan’s actual Target Bonus will be determined by the Compensation Committee as a percentage of his maximum Target Bonus.  The Bonus Shares will vest in the percentage that Mr. Dolan’s actual Target Bonus bears to his maximum Target Bonus.

The Salary Shares and the Bonus Shares will be granted on the first day after the date of the Amendment that Mr. Dolan is permitted to purchase shares pursuant to the Company’s established blackout policy.

The Amendment only applies to base salary that otherwise would be paid between the date of the Amendment and December 31, 2012 and the fiscal year 2012 Target Bonus.

The foregoing summary is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and to the Agreement as previously filed, and incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit No.	Description

10.1	Amendment to Employment Agreement between Sonus Networks, Inc. and Raymond P. Dolan, accepted August 7, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONUS NETWORKS, INC.

Date: August 8, 2012	By:	/s/ Jeffrey M. Snider
Jeffrey M. Snider
Senior Vice President, General Counsel and
Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment to Employment Agreement between Sonus Networks, Inc. and Raymond P. Dolan, accepted August 7, 2012.